Exhibit 99.1

LETTER OF TRANSMITTAL

TAMPA ELECTRIC COMPANY

Any and All of Its Outstanding 5.40% Notes Due 2021

(Rule 144A CUSIP No. 875127 AY8)

for

a Like Principal Amount of Corresponding Notes

Registered Under the Securities Act of 1933

Pursuant to the prospectus dated                     , 2011

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2011, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:

The Bank of New York Mellon

By Mail, Hand Delivery or Overnight Courier:	By Facsimile Transmission:
The Bank of New York Mellon Corporate Trust – Reorganization Unit 480 Washington Boulevard – 27th floor Jersey City, New Jersey 07310 Attention: Mr. William Buckley	The Bank of New York Mellon Corporate Trust – Reorganization Unit (212) 298-1915 Attention: Mr. William Buckley

For Information or Confirmation by Telephone:

The Bank of New York Mellon

Corporate Trust – Reorganization Unit

(212) 815-5788

Attention: Mr. William Buckley

TO TENDER OLD NOTES, THIS LETTER OF TRANSMITTAL (OR AN AGENT’S MESSAGE) MUST BE DELIVERED TO THE EXCHANGE AGENT AS SET FORTH ABOVE, WITH ALL REQUIRED DOCUMENTATION, PRIOR TO THE EXPIRATION DATE. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

By execution of this Letter of Transmittal, the undersigned acknowledges receipt of the prospectus dated                     , 2011 (the “Prospectus”) of Tampa Electric Company, a Florida corporation (the “Company”), and this Letter of Transmittal, which together constitute the offer of the Company (the “Exchange Offer”) to exchange up to $278,495,000 in aggregate principal amount of new 5.40% Notes due 2021 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of outstanding 5.40% Notes due 2021 (the “Old Notes”), subject to the terms and conditions set forth therein. Recipients of the Prospectus should carefully read the Prospectus, including the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer.

Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOXES.

This Letter of Transmittal is to be used to tender Old Notes:

•	if certificates representing tendered Old Notes are to be physically delivered herewith; or

•

if a tender is made by book-entry transfer to the exchange agent’s account at The Depository Trust Company (“DTC”) through DTC’s Automated Tender Offer Program (“ATOP”) pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering” in the Prospectus, unless an Agent’s Message (as defined below) is transmitted in lieu thereof.

The term “Agent’s Message” means a message, electronically transmitted by DTC to the exchange agent, forming part of a book-entry transfer, which states that DTC has received an express acknowledgement from the tendering holder of the Old Notes that such holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal, and, further, that such holder agrees that the Company may enforce this Letter of Transmittal against such holder.

Only registered holders are entitled to tender their Old Notes for exchange in the Exchange Offer. In order for any holder of Old Notes to tender in the Exchange Offer all or any portion of such holder’s Old Notes, the exchange agent must receive, prior to the Expiration Date, this Letter of Transmittal or an Agent’s Message, the certificates for all physically tendered Old Notes or a confirmation of the book-entry transfer of the Old Notes being tendered into the exchange agent’s account at DTC, and all documents required by this Letter of Transmittal, or a Notice of Guaranteed Delivery.

Any participant in DTC’s system whose name appears on a security position listing as the registered owner of Old Notes and who wishes to make book-entry delivery of Old Notes to the exchange agent’s account at DTC can execute the tender through ATOP, for which the Exchange Offer will be eligible, by following the applicable procedures thereof. Upon such tender of Old Notes:

•	DTC will verify the acceptance of the tender and execute a book-entry delivery of the tendered Old Notes to the exchange agent’s account at DTC;

•	DTC will send to the exchange agent for its acceptance an Agent’s Message forming part of such book-entry transfer; and

•	transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Delivery of documents to DTC does not constitute delivery to the exchange agent.

In order to properly complete this Letter of Transmittal, a holder of Old Notes must:

•	complete the box entitled “Description of Old Notes Tendered”;

•	if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, broker dealers, special issuance instructions and special delivery instructions;

•	complete the box entitled “Sign Here to Tender Your Old Notes in the Exchange Offer”; and

•	complete the IRS Form W-9 accompanying this Letter of Transmittal or the applicable IRS Form W-8, which may be obtained from the exchange agent or from the IRS website (www.irs.gov).

If a holder of Old Notes desires to tender Old Notes for exchange and, prior to the Expiration Date, (1) such holder’s Old Notes are not immediately available, (2) such holder cannot deliver to the exchange agent his, her or its Old Notes, this Letter of Transmittal, and all other documents required hereby, or (3) such holder cannot complete the procedures for book-entry transfer, then such holder must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 2 of this Letter of Transmittal.

The Exchange Offer may be extended, terminated, or amended as provided in the Prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to the Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on                     , 2011, unless extended by the Company in its sole discretion.

Persons who are beneficial owners of Old Notes but are not registered holders and who desire to tender Old Notes should contact the registered holder of such Old Notes and instruct such registered holder to tender on such beneficial owner’s behalf.

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned hereby tenders for exchange the Old Notes described in the box below entitled “Description of Old Notes Tendered” pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED
	(1)	(2)	(3)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Old Notes Represented by Certificate(s)	Principal Amount of Old Notes Tendered for Exchange**

Total Principal Amount Tendered:

*       Need not be completed if Old Notes are being tendered by book-entry transfer.

**     Unless otherwise indicated in column (3), any tendering holder will be deemed to have tendered the entire principal, or face, amount at maturity represented by the Old Notes indicated in column (2). See Instruction 5. The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be integral multiples of $1,000.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC:

Name of Tendering Institution:

DTC Account Number:	Transaction Code Number:

By crediting Old Notes to the exchange agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the exchange agent in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the exchange agent.

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder:

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Old Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in and to all such Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as agent of the Company) with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•

deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Company;

•	present and deliver such Old Notes for transfer on the books of the Company; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The undersigned represents and warrants that he, she, or it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that, when the Old Notes are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that he, she, or it will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by DTC.

The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the registration rights agreement that was filed as an exhibit to the registration statement of which the Prospectus is a part.

The undersigned also acknowledges that the Exchange Offer is being made by the Company in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties. The Company believes that New Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act or that tenders Old Notes for the purpose of participating in a distribution of the New Notes), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder’s business, and such holders have no arrangement or understanding with any person to participate in the distribution of the New Notes. However, the Company does not intend to request that the SEC consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and therefore the Company cannot guarantee that the staff of the SEC would make a similar determination with respect to the Exchange Offer. The undersigned acknowledges that if the interpretation of the Company of the above mentioned no-action letters is incorrect, such holder may be held liable for any offers, resales or other transfers by the undersigned of the New Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Company, the trustee nor the exchange agent will indemnify any holder for any such liability under the Securities Act.

The undersigned represents and warrants that:

•	the New Notes acquired in the Exchange Offer will be obtained in the ordinary course of such holder’s business;

•

neither such holder nor, to the actual knowledge of such holder, any other person receiving New Notes from such holder, has any arrangement or understanding with any person to participate in the distribution of such New Notes;

•	such holder is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act;

•

if the holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution of the New Notes and it has no arrangements or understandings with any person or participate in a distribution of the New Notes; and

•

if such holder is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, the Old Notes being tendered for exchange were acquired by it as a result of market-making activities or other trading activities (and not directly from the Company), and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or other transfer of the New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus in connection with the resale or other transfer of the New Notes, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act, and such holder will comply with the applicable provisions of the Securities Act with respect to the resale or other transfer of any New Notes.

Any holder of Old Notes who is an affiliate of the Company who tenders Old Notes in the Exchange Offer for the purpose of participating in a distribution of the New Notes:

•	may not rely on the position of the staff of the SEC enunciated in its series of interpretive no-action letters with respect to exchange offers; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction or other transfer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Old Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Prospectus and this Letter of Transmittal.

The Exchange Offer is subject to certain conditions, some of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue New Notes in exchange for, any of the Old Notes validly tendered hereby. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Old Notes for exchange.

The Company is not aware of any jurisdiction in which the making of the Exchange Offer or the tender of Old Notes in connection therewith would not be in compliance with the laws of such jurisdiction. If the making of the Exchange Offer would not be in compliance with the laws of any jurisdiction, the Exchange Offer will not be made to the registered holders residing in such jurisdiction.

Unless otherwise indicated under “Special Issuance Instructions” below, please return any certificates representing Old Notes not tendered or not accepted for exchange and certificates representing New Notes issued in exchange for Old Notes in the name of the holder appearing under “Description of Old Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) and any certificates representing New Notes issued in exchange for Old Notes to the address of the holder appearing under “Description of Old Notes Tendered.” In the event that both the “Special Issuance Instructions” and the “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name of, and return any Old Notes not tendered or not accepted for exchange to, the person so indicated. Unless otherwise indicated under “Special Issuance Instructions,” in the case of a book-entry delivery of Old Notes, please credit the account of the undersigned maintained at DTC appearing under the table “Description of Old Notes Tendered” with any Old Notes not accepted for exchange or any New Notes issued in exchange for Old Notes. The undersigned recognizes that the Company has no obligation pursuant to the special issuance instructions to transfer any Old Notes from the name of the holder thereof if the Company does not accept for exchange any of the Old Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if (i) certificates for New Notes issued for Old Notes, or certificates for Old Notes not exchanged for New Notes, or certificates for Old Notes not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

ISSUE TO:

Name(s):
(Please Print)

Address:
(Include Zip Code)

(Complete IRS Form W-9 or an appropriate IRS Form W-8)

(Taxpayer Identification or Social Security Number)

Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below: (Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the certificates for New Notes issued for Old Notes, certificates for Old Notes not exchanged for New Notes, or certificates for Old Notes not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

MAIL TO:

Name(s):
(Please Print)

Address:
(Include Zip Code)

(Taxpayer Identification or Social Security Number)

SIGN HERE TO TENDER YOUR OLD NOTES IN THE EXCHANGE OFFER

The following must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.

Signature(s) of Holder(s) of Old Notes:

Dated:

Area Code and Telephone Number:

If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

(Please Type or Print)

Capacity (Full Title):

Name(s):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S) (If required — see Instructions 1 and 6)

Authorized Signature:

Name:
(Please Type or Print)

Title:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:

IMPORTANT: COMPLETE AND SIGN THE FORM W-9 ACCOMPANYING THIS LETTER OF TRANSMITTAL OR AN APPROPRIATE IRS FORM W-8, WHICH MAY BE OBTAINED FROM THE EXCHANGE AGENT OR FROM THE IRS WEBSITE (WWW.IRS.GOV).

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.     Guarantee of Signature. Any signature on this Letter of Transmittal need not be guaranteed if the Old Notes tendered hereby are tendered:

•	by the registered holder of Old Notes thereof, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

•

for the account of an Eligible Institution. The term “Eligible Institution” means an institution that is a member in good standing of a Medallion Signature Guarantee Program recognized by the exchange agent, for example, the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Medallion Signature Program. An Eligible Institution includes firms that are members of a registered national securities exchange, members of the Financial Industry Regulatory Authority, Inc., commercial banks or trust companies having an office in the United States or certain other eligible guarantors.

In all other cases, any signature on this Letter of Transmittal must be guaranteed by an Eligible Institution.

Any beneficial owner of Old Notes who is not the registered holder (and is not a participant in DTC), and who seeks to tender Old Notes for exchange should:

•	contact the registered holder of such Old Notes and instruct such registered holder to tender on such beneficial owner’s behalf;

•

obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution; or

•

effect a record transfer of such Old Notes from the registered holder to such beneficial owner and comply with the requirements applicable to the registered holder for tendering Old Notes for exchange prior to the Expiration Date. See Instruction 6.

2.     Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures. In order for a holder of Old Notes to tender all or any portion of such holder’s Old Notes, the exchange agent must receive either a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or, if tendering by book-entry transfer, an Agent’s Message with respect to such holder, the certificates for all physically tendered Old Notes, or a confirmation of the book-entry transfer of the Old Notes being tendered into the exchange agent’s account at DTC, and any other required documents, prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the exchange agent.

The method of delivery to the exchange agent of this Letter of Transmittal, Old Notes and all other required documents is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date to permit delivery to the exchange agent prior to such date and time. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the exchange agent. This Letter of Transmittal and Old Notes tendered for exchange should be sent only to the exchange agent, not to the Company or DTC.

If holders desire to tender Old Notes for exchange pursuant to the Exchange Offer and, if prior to the Expiration Date:

•	the certificates representing the holder’s Old Notes are not immediately available;

•	time will not permit this Letter of Transmittal, certificates representing Old Notes or other required documents to reach the exchange agent; or

•	the procedures for book-entry transfer cannot be completed;

such holder may effect a tender of Old Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to the guaranteed delivery procedures:

•

prior to the Expiration Date, the exchange agent must have received from an Eligible Institution, at the address of the exchange agent set forth above, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by the Company setting forth the name and address of the registered holder of such Old Notes, the certificate numbers and the principal amount of Old Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the exchange agent’s account with DTC and an Agent’s Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the exchange agent; and

•

this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Old Notes in proper form for transfer (or confirmation of book-entry transfer of such Old Notes into the exchange agent’s account with DTC and an Agent’s Message) and all other required documents must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Old Notes for exchange.

3.     Inadequate Space. If the space provided in the box entitled “Description of Old Notes Tendered” above is not adequate, the certificate numbers and principal amounts of Old Notes tendered should be listed on a separate signed schedule affixed hereto.

4.     Withdrawal of Tenders. A tender of Old Notes may be withdrawn at any time prior to the Expiration Date. For a withdrawal of a tender to be effective, a written notice of withdrawal delivered by hand, overnight by courier or by mail, or a manually signed facsimile transmission, or a properly transmitted “Request Message” through DTC’s ATOP system, must be received by the exchange agent prior to the Expiration Date.

Any notice of withdrawal must:

•	specify the name of the person having tendered the Old Notes to be withdrawn;

•	identify the Old Notes to be withdrawn (including the certificate number or numbers, if applicable, and principal amount of such Old Notes);

•	specify the principal amount of Old Notes to be withdrawn;

•

where certificates for Old Notes were transmitted, specify the name in which such Old Notes are registered, if different from that of the withdrawing holder, and the serial numbers of the particular certificates to be withdrawn;

•

if Old Notes have been tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of DTC;

•	include a statement that such holder is withdrawing his, her or its election to have such Old Notes exchanged;

•

other than a notice transmitted through DTC’s ATOP system, be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered, with such signature guaranteed by an Eligible Institution (unless such withdrawing holder is an Eligible Institution) or be accompanied by documents of transfer (including a signature guarantee by an Eligible Institution) sufficient to permit the trustee under the Indenture to register the transfer of such Old Notes into the name of the person withdrawing the tender; and

•	specify the name in which any such Old Notes are to be registered, if different from that of the person tendering the Old Notes.

The exchange agent will return the properly withdrawn Old Notes promptly following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company in its sole discretion and such determination will be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the exchange agent’s account at DTC pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with DTC specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

5.     Partial Tenders. Tenders of Old Notes will be accepted only in minimum denominations of $1,000 principal amount and integral multiples thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes that are tendered for exchange in column (3) of the box entitled “Description of Old Notes Tendered,” as more fully described in the footnotes thereto. A blank in column (3) of the box will indicate that the holder is tendering all of such holder’s Old Notes. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes will be sent to the holders of Old Notes unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above, promptly after the expiration or termination of the Exchange Offer.

6.     Signatures on this Letter of Transmittal; Bond Powers and Endorsements.

•

If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered for exchange hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

•

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

•

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority to so act must be submitted, unless waived by the Company.

•

If this Letter of Transmittal is signed by the registered holder of the Old Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required, unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the holder thereof. In such event, signatures on this Letter of Transmittal or such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

•

If this Letter of Transmittal is signed by a person other than the registered holder of the Old Notes, the certificates representing such Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder exactly as the name of the registered holder of the Old Notes appears on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

•

If the Old Notes or the New Notes issued in exchange for the Old Notes are to be issued in the name of a person other than the registered holder, this Letter of Transmittal must be accompanied by bond powers or other documents of transfer sufficient to permit the trustee under the Indenture to register the transfer of such Old Notes into the name of such person.

7.     Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer, provided, for the avoidance of doubt, that such transfer taxes shall not be considered to include any taxes imposed on or measured by (or by reference to) income, any similar taxes, or any other taxes that are not occasioned solely by the exchange of the notes pursuant to the Exchange Offer. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

8.     Special Issuance and Delivery Instructions. If the New Notes are to be issued or if any Old Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

9.     Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive, in its sole discretion, any defects or irregularities as to any particular Old Notes. The Company’s interpretations of the form and procedures for tendering Old Notes in the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company, in its sole discretion. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the trustee nor the exchange agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered holders or beneficial owners of Old Notes for failure to give such notice.

10.     Waiver of Conditions. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer as described under “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus, and accept for exchange any Old Notes tendered.

11.     Tax Identification Number; Backup Withholding; IRS Form W-9 or Applicable IRS Form W-8. Federal income tax law generally requires that a U.S. Holder (as defined below) of Old Notes whose tendered Old Notes are accepted for exchange or such holder’s assignee (in either case, the “Payee”), provide the exchange agent (the “Payer”) with such Payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a Payee who is an individual, is such Payee’s social security number. If the Payer is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable withholding rate (which is currently 28%) on all reportable payments (such as interest), that are made to the Payee with respect to the New Notes. A Non-U.S. Holder (as defined below) should not use the accompanying Form W-9. Instead, in order for a Non-U.S. Holder to qualify as an exempt recipient, such Non-U.S. Holder should submit the appropriate IRS Form W-8 (which is available from the exchange agent upon request or at the IRS website (www.irs.gov)) signed under penalties of perjury, attesting to such Non-U.S. Holder’s foreign status. A Non-U.S. Holder’s failure to submit the appropriate Form W-8 may require the exchange agent to backup withhold at the applicable rate on any payments made pursuant to the Exchange Offer.

You are a U.S. Holder if you are, for U.S. federal income tax purposes, (i) a citizen or an individual resident of the United States (including a U.S. resident alien), (ii) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States or any political subdivision thereof or therein, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust (a) if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), are authorized to control all substantial decisions of the trust; or (b) if, in general, the trust was in existence on August 20, 1996 and was treated as a U.S. person under the Code on the previous day and made a valid election under applicable Treasury regulations to continue to be so treated. You are a Non-U.S. Holder if you are not a U.S. Holder for U.S. federal income tax purposes.

To prevent backup withholding, each Payee must provide the exchange agent such Payee’s correct TIN by completing the IRS Form W-9 accompanying this Letter of Transmittal, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

•	the Payee is exempt from backup withholding;

•	the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

•	the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

If the Payee does not have a TIN, such Payee should consult the instructions accompanying the enclosed IRS Form W-9 (the “W-9 Instructions”) for instructions on applying for a TIN. A Payee who has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should write “Applied For” in the space for the TIN, and should sign and date the IRS Form W-9. If such a Payee does not provide his, her or its TIN to the exchange agent within 60 days, backup withholding on all reportable payments will begin and continue until such Payee furnishes such Payee’s TIN to the exchange agent.

If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Instructions for information on which TIN to report.

Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN, check the “Exempt” box and sign and date the form. See the W-9 Instructions for additional instructions.

A Non-U.S. Holder may establish an exemption from backup withholding by submitting a properly completed IRS Form W-8 BEN, “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” or, if applicable, Form W-8 ECI, “Certificate of Foreign Person’s Claim That Income is Effectively Connected with the Conduct of a Trade or Business in the United States,” or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Special rules apply to foreign partnerships. Non-U.S. Holders, including foreign partnerships, are urged to consult with their tax advisors on completing the appropriate IRS Form W-8. The appropriate IRS Form W-8 will be provided by the exchange agent upon request and is also available at the IRS website (www.irs.gov).

Backup withholding is not an additional U.S. federal income tax. Rather, amounts withheld under the backup withholding rules will be allowed as a credit or refund against a holder’s U.S. federal income tax liability if certain required information is timely provided to the IRS.

12.     Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder of Old Notes whose Old Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

13.     Requests for Assistance or Additional Copies. Requests for assistance with respect to the procedures for the Exchange Offer or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, or the W-9 Instructions may be directed to the exchange agent or information agent at their respective address and telephone number set forth on the front and back covers of this Letter of Transmittal.

14.     Incorporation of this Letter of Transmittal. This Letter of Transmittal shall be deemed to be incorporated in, and acknowledged and accepted by, a tender through DTC’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old Notes so tendered by such participant.

IMPORTANT—This Letter of Transmittal, together with certificates for tendered Old Notes, with any required signature guarantees or an Agent’s Message in lieu thereof, together with all other required documents or a Notice of Guaranteed Delivery must be received by the exchange agent prior to the Expiration Date.

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
	Check appropriate box for federal tax classification (required):	☐	Individual/sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
	☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶											☐	Exempt payee
☐ Other (see instructions)
	Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

	-	-

Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 1-2011)

Form W-9 (Rev. 1-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the

Form W-9 (Rev. 1-2011)	Page 3

owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 1-2011)	Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.

Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Information Agent for the Exchange Offer is:

Global Bondholder Services Corporation 65 Broadway – Suite 404 New York, New York 10006 Attn: Corporate Actions Banks and Brokers (Collect): (212) 430-3774 Toll free: (866) 612-1500